Exhibit 99.1

Q1 – 2019 INVESTOR PRESENTATION

FORWARD-LOOKING STATEMENTS 2 This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements contain words such as “anticipate,” “believe,” “can,” “would,” “should,” “could,” “may,” “predict,” “seek,” “potential,” “will,” “estimate,” “target,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “intend” or similar expressions that relate to the Company’s strategy, plans or intentions. Forward-looking statements involve certain important risks, uncertainties and other factors, any of which could cause actual results to differ materially from those in such statements. Such factors include, without limitation, the “Risk Factors” referenced in our most recent Form 10-K filed with the Securities and Exchange Commission (SEC), other risks and uncertainties listed from time to time in our reports and documents filed with the SEC, and the following factors: ability to execute our business strategy; business and economic conditions; effects of a prolonged government shutdown; economic, market, operational, liquidity, credit and interest rate risks associated with the Company’s business; effects of any changes in trade, monetary and fiscal policies and laws; changes imposed by regulatory agencies to increase capital standards; effects of inflation, as well as, interest rate, securities market and monetary supply fluctuations; changes in the economy or supply-demand imbalances affecting local real estate values; changes in consumer spending, borrowings and savings habits; the Company’s inability to negotiate our fees with investors for the purchase of our loans, our obligation to indemnify purchasers or to repurchase the related loans, higher rate of delinquencies and defaults as a result of the geographic concentration of our servicing portfolio, or the impact of interest rates on the value of our mortgage servicing rights; the Company’s ability to identify potential candidates for, consummate, integrate and realize operating efficiencies from, acquisitions, consolidations or other expansion opportunities; the Company's ability to realize anticipated benefits from enhancements or updates to its core operating systems from time to time without significant change in client service or risk to the Company's control environment; the Company's dependence on information technology and telecommunications systems of third-party service providers and the risk of systems failures, interruptions or breaches of security; the Company’s ability to achieve organic loan and deposit growth and the composition of such growth; changes in sources and uses of funds; increased competition in the financial services industry; the effect of changes in accounting policies and practices; the share price of the Company’s stock; the effects of tax legislation or challenges to our tax position; the Company's ability to realize deferred tax assets or the need for a valuation allowance; continued consolidation in the financial services industry; ability to maintain or increase market share and control expenses; costs and effects of changes in laws and regulations and of other legal and regulatory developments; technological changes; the timely development and acceptance of new products and services; changes in the Company’s management personnel and the Company’s continued ability to attract, hire and maintain qualified personnel; ability to implement and/or improve operational management and other internal risk controls and processes and reporting system and procedures; regulatory limitations on dividends from the Company's bank subsidiary; changes in estimates of future loan reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; widespread natural and other disasters, dislocations, political instability, acts of war or terrorist activities, cyberattacks or international hostilities; a cyber-security incident, data breach or a failure of a key information technology system; impact of reputational risk; and success at managing the risks involved in the foregoing items. The Company can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements. The forward-looking statements are made as of the date of this presentation, and the Company does not intend, and assumes no obligation, to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. Further Information: This presentation should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included in our Form 10-K and quarterly reports.

ABOUT NON-GAAP FINANCIAL MEASURES Certain of the financial measures and ratios we present, including “average tangible assets,” “return on average tangible assets,” “return on average tangible common equity,” “non-interest expense to average assets, adjusted,” “adjusted non-interest expense,” “adjusted efficiency ratio,” “adjusted net income,” “adjusted earnings per share - diluted,” “adjusted return on average tangible assets,” “adjusted return on average tangible common equity,” and “fully taxable equivalent” metrics, are supplemental measures that are not required by, nor presented in accordance with, U.S. generally accepted accounting principles (GAAP). We refer to these financial measures and ratios as “non-GAAP financial measures.” We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain expenditures or assets that we believe are not indicative of our primary business operating results or by presenting certain metrics on a fully taxable equivalent basis. We believe that management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, analyzing and comparing past, present and future periods. These non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP and you should not rely on non-GAAP financial measures alone as measures of our performance. The non-GAAP financial measures we present may differ from non-GAAP financial measures used by our peers or other companies. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non- GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. A reconciliation of non-GAAP financial measures to the comparable GAAP financial measures is included in the appendix. 3

4 COMPANY OVERVIEW

WHY INVEST IN NBHC 5 • Delivered 68.5% in total shareholder return since our last stock buyback in October 2016. • Ranked number three in total shareholder return for the three year period, 2016 – 2018, among KBW Regional Banking Index banks. • Remain an opportunistic and disciplined manager of capital, steadily increasing our dividend 143% over the past 2 years. • Effective execution of client-centered and relationship- based strategies focused on small-to-medium sized business and individuals, delivering accelerating organic revenue growth. • Manage risk through building a granular and well-diversified loan portfolio with self-imposed concentration limits to protect against downside risk that is well positioned to absorb stress while providing excellent risk-adjusted returns. • Operate in strong markets that perform better than U.S. national averages, which has allowed us to build an attractive relationship-based, low-cost deposit base. • Experienced and respected management team and board of directors. HIGHLIGHTS Headquarters Denver, CO Banking Centers 105 Listing NYSE: NBHC BALANCE SHEET 1Q19 Total Assets (mm) $5,803 Total Loans (mm) $4,247 Total Deposits (mm) $4,714 KEY RATIOS 1Q19 ROATA1 1.39% ROATCE1 13.15% Loan / Deposit Ratio 90% Efficiency Ratio FTE 63.50% Net Interest Margin FTE 4.05% Tier 1 Leverage 10.63% ¹ Annualized.

EFFECTIVE COVERAGE IN ATTRACTIVE MARKETS

Community Banks of Colorado
Where common sense lives.

- 50 banking centers
  - Front Range contributed 96% of Colorado's population growth between 2010 and 2015[1]
  - Denver #2 Best Places to Live (*U.S. News*)
  - Colorado Springs #3 Best Places to live (*U.S. News*)
  - #1 in 'Best Economy' States (*U.S. News*)
  - #1 in Labor Supply (*Forbes*)
  - #8 Best State for Business (*CNBC*)



UT
CO
NM
TX
KS
MO
Salt Lake City
Fort Collins
Denver
Colorado Springs
Lawrence
Kansas City
Taos
Albuquerque
Dallas
Austin

Hillcrest Bank
Where common sense lives.

- 3 commercial banking locations in Texas & Utah
- 6 banking centers in New Mexico
  - Dallas: #3 Fastest Growing City (*Forbes*)
  - Austin: #1 Best Places to Live (*U.S. News*)
  - Utah: #2 Best State for Business (*Forbes*)

Bank Midwest
Where common sense lives.

- 46 banking centers
  - Overland Park, KS - central hub for the #1 county in Kansas by household income and projected population growth[2]
  - #11 Best City for Jobs (*CBS MoneyWatch*)
  - #35 on "America's Best Large Cities" List (*Bloomberg*)

● NBHC Banking Center Location

(1) Colorado State Demography Office – "Colorado's 2016 Population & Economic Overview"
(2) Ranking based on aggregate population growth for 2019-2024

National Bank Holdings Corporation

6

OUR MARKETS OUTPERFORM NATIONAL AVERAGES

✔ Equal or better than U.S. average

		U.S.	Denver, CO	CO Front Range	Kansas City, MO	Salt Lake City, UT	Dallas/Austin, TX
Demographics	2019 Population (mm)	329.2	3.0	4.7	2.2	1.2	9.8
	Projected Population 5yr CAGR ('19-'24E)	0.7%	✔ 1.4%	✔ 1.4%	✔ 0.7%	✔ 1.3%	✔ 1.5%
	2019 Median Household Income	$63.2K	✔ $78.3K	✔ $75.8K	✔ $66.8K	✔ $74.9K	✔ $71.4K
	Projected Household Income Growth	8.8%	✔ 10.9%	✔ 9.9%	8.2%	✔ 14.0%	✔ 8.9%
	# of Businesses (000s)	-	114.9	182.7	76.0	43.2	309.0
Economics	Unemployment Rate (February-19)	4.1%	✔ 3.3%	✔ 3.4%	✔ 3.7%	✔ 3.0%	✔ 3.5%
	2017 Real GDP per Capita	$53.6K	✔ $71.2K	✔ $63.6K	✔ $61.2K	✔ $71.8K	✔ $70.5K
	Real GDP 5yr CAGR ('12-'17)	3.9%	✔ 4.5%	✔ 4.5%	3.2%	✔ 4.6%	✔ 5.7%
	Home Price Index 5yr [2]	32.8%	✔ 64.6%	✔ 61.4%	✔ 37.0%	✔ 46.4%	✔ 54.8%
	Building Permit 5yr CAGR ('13-'18)	5.8%	✔ 7.2%	✔ 8.7%	5.3%	✔ 9.5%	✔ 10.1%
Banks	Branch Penetration (per 100k people)	26.5	✔ 21.2	✔ 22.1	31.8	✔ 15.4	✔ 21.0
	Top 3 Combined Deposit Market Share	55% [3]	✔ 55%	✔ 53%	✔ 43%	80%	58%

Source: FHFA, SNL Financial, U.S. Census, U.S. Bureau of Economic Analysis
Note: "Front Range" statistics include populated weighted values for Denver, Boulder, Colorado Springs, Fort Collins, and Greeley MSAs. Deposit data as of 30-Jun-18. Front Range unemployment based on a weighted average unemployment and 2019 population for each MSA.
[1]HHI projections based on current dollar values (inflation adjusted)
[2]FHFA home price index based on quarterly all-transaction data as of 31-Dec-18
[3]Based on U.S. Top 20 MSAs, population weighted (determined by population)

National Bank Holdings CORPORATION

7

OUR BUSINESS MODEL DRIVES A DIFFERENTIATED CLIENT EXPERIENCE 8 Retail Banking Commercial Banking .. Consultative approach to serving clients by a team of bankers who build relationships by providing solutions that enable client success .. Full suite of treasury management and depository products delivered by dedicated treasury management specialists .. Industry specific specialist banking teams in addition to generalist banking teams .. A broad array of mortgage solutions to meet client needs .. Meaningful scale to meet client needs in an expedient fashion .. A focus on helping clients purchase homes—roughly 80% of business is purchase versus refinance Residential Banking We are growing client relationships by delivering win-win solutions for our clients and the bank, through simple, fair and personal service Bankers are held accountable for direct contribution to profitability, including retention of clients and credit quality Digital Wallet Mobile Banking Online Banking Debit Cards Health Savings Accounts Merchant Services Fraud Prevention Business Banking .. Clients are served by local bankers who take the time to know their business in the markets they operate .. Full suite of treasury management and depository products delivered by dedicated treasury management specialists Continuing investment in technology to make client access convenient and simple .. Exceptional and personal service for all clients with a clear understanding of client needs in order to deliver value .. Focus on building relationships, not acquiring accounts

9 INVESTMENT HIGHLIGHTS

CAPITAL DEPLOYMENT DRIVES OUTSIZED SHAREHOLDER RETURNS 10 Organic Growth $ 0.4 $ 3.8 4Q12 1Q19 NBHC Originated Loans on Balance Sheet M&A Capital Return .. Since early 2013, we have repurchased 51%, totaling $534mm, of our shares at a weighted-average price of $20.03. .. Increased cash dividend 143% over the past 2 years. Source: SNL Financial/Bloomberg 1 This chart presents a comparison of NBHC’s performance to the indices named above. It reflects the total return percentage of a share purchased on October 19, 2016 (the date of NBHC’s last share buyback), with dividends reinvested, through April 26, 2019. 2 Past results are not a guarantee of future performance. 68.5% 34.6% 26.6% FDIC-Assisted .. Realized life-to- date economic benefit of an accretable yield increase totaling $294mm. Open Market .. Realized TBV earnback <2 years and IRR >20% for Pine River and Peoples transactions. ($ in billions)

FINANCIAL PERFORMANCE GOALS 11 Long-Term Targets Assets ~$6bn - $8bn Efficiency Ratio < 60% ROATA > 1.50% ROATCE 14 – 15% Dividend Payout Ratio 30 – 40% Tier 1 Leverage 9%

CONSISTENT PROGRESS TOWARDS LONG-TERM PROFITABILITY TARGETS 12 Accelerated growth • Total loan originations of $1.3 billion for the trailing twelve month period. • Originated and acquired(2) loans grew 16.3% annualized, 1Q19 over 4Q18, due to organic loan growth. • Cost of deposits increased just 17 basis points, 1Q19 over 1Q18. • Expanded net interest margin 21 basis points to 4.05%, 1Q19 over 1Q18. Expanded efficiency initiatives • Strong expense management culture. • Consolidated or sold 18 banking centers, or 17% of our franchise, since mid-2015. Fully Diluted EPS ROATAROATCE $0.79 $0.53 $1.95 $0.60 $0.73 $0.21 2016 2017 2018 1Q 2019 Non-Adjusted Adjustments $0.79 (1) 5.04% 3.61% 11.60% 13.15% 4.14% 1.16% 2016 2017 2018 1Q 2019 Non-Adjusted Adjustments (1) Represents a non-GAAP financial measure. See Appendix for a reconciliation of these measures. (2) Acquired loans not accounted for under 310-30. 0.57% 0.38% 1.15% 1.39% 0.44% 0.11% 2016 2017 2018 1Q 2019 Adjusted Non-Adjusted (1) (1)(1) (1) (1) $1.26 $2.16 $0.60 5.04% 7.75% 12.76% 13.15% 0.57% 0.82% 1.26% 1.39%

Owner Occupied CRE 16% CRE 14% Acquired 310-30 Loans 1% Resi Mortgage 19% Other Consumer 1% C & I 49% Loan Composition ($4.2 Billion) $281 $477 $552 $605 $910 $1,301 FY13 FY14 FY15 FY16 FY17 FY18 1Q19 STRONG LOAN GROWTH 13 Highlights . Portfolio built on a relationship banking strategy, with emphasis on depository and treasury management relationships. .. 1Q19 total loan originations totaled $311.0 million, increasing 49.3% over the first quarter of the prior year. .. Commercial loan originations totaled $201.3 million for 1Q19, increasing 23.8% over the first quarter of the prior year. .. Acquired ASC 310-30 loans decreased 10.4% during 2019 to $64 million. ($ in millions) (1) Excludes loans held-for-sale $498 TTM TTM: Trailing Twelve Months Total Loan Originations(1) Total Loans(1) $1,403 $1,883 $2,385 $2,715 $3,058 $4,021 $4,183 $451 $280 $203 $146 $121 $71 $64 4Q13 4Q14 4Q15 4Q16 4Q17 4Q18 1Q19 $3.2 $2.9 $4.1 $2.6 $1.9 $2.2 $4.2 ($ in millions; totals in billions) 310-30 loansOriginated and Acquired loans not accounted for under 310-30

UNIQUELY DIVERSIFIED $4.2 BILLION LOAN PORTFOLIO

Concentrations



Consumer
19.9%
C&I and Owner
Occupied CRE
65.0%
Non Owner-
Occupied
15.1%
1%
2%
12%
17%
9%
6%
4%
4%
1%
1%
2%
3%
4%
4%
4%
4%
11%
1%
1%
2%
2%
2%
3%
4%

C&I and Owner Occupied CRE, 65%
- Government & Municipal, 11.8%
- Financial Services/Lender Financing, 8.9%
- Agriculture, 5.6%
- Equipment Leasing, 4.5%
- Manufacturing, 3.9%
- Educational Services, 3.7%
- Restaurant, 3.6%
- Real Estate Rental & Leasing, 2.8%
- Transportation & Warehousing, 2.4%
- Construction Companies, 2.4%
- Retail Trade, 2.4%
- Oil & Gas, 1.3%
- Wholesale Trade, 1.2%
- All Other C&I, 10.5%

Non Owner Occupied, 15.1%
- Hotel & Lodging, 4.0%
- Office, 3.0%
- Commercial Construction, 1.7%
- Multifamily, 1.5%
- Land Development, 1.2%
- All Other, 3.7%

Consumer, 19.9%
- Residential Sr. Lien, 17.1%
- Residential Jr. Lien, 2.3%
- Consumer, 0.5%

Granular and Well Diversified Loan Portfolio

- Self-imposed concentration limits ensure a granular and diverse loan portfolio and protect against downside risk to any particular industry or real estate sector.
- Individual industry sectors are limited to no more than 15% of total loan commitments, with the majority being 10% or less.
- Non owner-occupied CRE is 101% of risk-based capital and no specific property type exceeds 4%.
- New commercial loans originated YTD:
  - Average funding of $676K
  - Weighted average commitment, including unused, of $797K
- Residential loans originated YTD:
  - Average funding of $267K
  - Average FICO of 738
  - Average LTV of 73%
- Top 25 relationships as of March 2019:
  - Average funded balance of $18 million
  - Average commitment of $23 million

National Bank Holdings
CORPORATION

14

STRONG CREDIT QUALITY

($ in millions)

Non-performing Loans



0.99%
1.07%
0.66%
0.60%
0.62%
0.56%
0.65%
0.62%
0.59%
0.61%
$12.0
$13.6
$12.6
$18.1
$19.4
$1.6
$23.8
$0.7
$25.5
$0.8
YE15
YE16
YE17
YE18
1Q19
Non-performing loans excl. energy
Non-performing loans excl. energy as a % of total loans excl. energy
Non-performing energy loans
Non-performing loans as a % of total loans

Originated and Acquired Classified Loans



2.7%
2.3%
1.1%
1.2%
1.1%
2.1%
1.9%
1.1%
1.2%
1.1%
$16.1
$49.4
$12.6
$49.7
$33.4
$1.6
$49.1
$0.7
$25.1
$0.8
YE15
YE16
YE17
YE18(1)
1Q19
Energy Loans
Loans excluding energy and Peoples
Loans excl. energy as a % of Originated and Acquired Loans
% of Originated and Acquired Loans

Non-performing Assets



1.81%
1.61%
0.99%
0.85%
0.84%
1.44%
1.21%
0.95%
0.85%
0.83%
$12.0
$35.4
$12.6
$33.8
$29.8
$1.6
$34.3
$0.7
$34.9
$0.8
YE15
YE16
YE17
YE18
1Q19
Non-performing energy assets
Non-performing assets excl. energy
Non-performing assets as a % of loans/OREO
Non-performing assets excl. energy as a % of total loans/OREO excl. energy

Non-performing Asset Composition



1.61%
0.71%
0.44%
0.46%
0.99%
0.46%
0.47%
0.06%
0.85%
0.60%
0.23%
0.02%
0.84%
0.53%
0.29%
0.02%
YE16
YE17
YE18
1Q19
Acquired non-performing loans and OREO
Non-performing energy loans
Non-performing loans, excluding energy

(1) *Includes $21.5 million of acquired loans from the Peoples acquisition, which closed on January 1, 2018.*

National Bank Holdings CORPORATION

15

Deposit Composition GROWING LOW COST TRANSACTION ACCOUNTS 16 ($ in billions) $12.0 Growing Low Cost Transaction Accounts $12.0 $12.0 Strong Transaction Deposit GrowthLow Cost Deposits $2.5 $2.7 $2.9 $3.5 $3.5 $1.3 $1.2 $1.1 $1.1 $1.1 2015 2016 2017 2018 1Q19 Average Transaction Deposits Average Time Deposits 33% 33% 35% 39% 40% 36% 37% 37% 37% 37% 28% 26% 24% 21% 20% 3% 4% 4% 3% 3% $3.8 $3.9 $4.0 $4.5 $4.7 0% 50% 100% YE15 YE16 YE17 YE18 1Q19 Demand & NOW Savings & MM CDs < $250k CDs >= $250k Total 72% Non- Time 69% Non- Time 70% Non- Time 76% Non- Time 77% Non- Time 0.25% 0.50% 1.50% 2.50% 2.50% 0.18% 0.19% 0.22% 0.25% 0.35% 0.36% 0.36% 0.41% 0.45% 0.58% FY15 FY16 FY17 FY18 1Q19 Fed Funds Rate Cost of Transaction Deposits Cost of Deposits .. The non-interest bearing demand deposits to total deposits mix improved to 24.9% from 23.6% in the prior quarter and the loan to deposit ratio remained at 90%, consistent with the prior quarter. .. Average transaction deposits remain strong in attractive markets. .. Average transaction deposits totaled $3.5 billion, increasing 1.5% from 1Q18 to 1Q19. .. Cost of Deposits increased just 17 basis points 1Q18 to 1Q19.

. FTE net interest income totaled $52.4 million and increased $3.7 million, or 7.6% 1Q19 over 1Q18. .. The FTE net interest margin widened 21 basis points from 1Q18 to 4.05% at 1Q19, due to a 44 basis point increase in the earning assets yield, partially offset by an increase in cost of funds of 33 basis points. EXPANDING NET INTEREST MARGIN 17 Net Interest Income(1) $149.7 $152.2 $201.9 $52.4 FY16 FY17 FY18 1Q19 ($ in millions) Net Interest Margin(1) 3.49% 3.50% 3.93% 4.05% FY16 FY17 FY18 1Q19 Net Interest Income Sensitivity(2) -6.22% 4.63% 6.84% -5.37% 3.37% 6.56% -100 bps +100 bps +200 bps 31-Mar-18 31-Mar-19 Highlights (1) Presented on a fully taxable equivalent basis using the statutory rate of 35% for periods prior to 2018 and 21% for 2018 and after. (2)12-month simulated net interest income impact using management’s projected balance sheet and an immediate parallel shift in the yield curve.

Non-Interest Expense ($ in millions) Non-Interest Income IMPROVING OPERATING LEVERAGE 18 $181 $132 $130 $178 $43 $3$4 $137 $189 FY12 FY16 FY17 FY18 1Q19 Non-Interest Expense Acquisition Costs Problem Asset Workout $37 $40 $39 $71 $17 FY12 FY16 FY17 FY18 1Q19 $44 $1 $210 $136 $29 $4 $8 ($ in millions) 68.63% 68.64% 63.50% 66.97% 65.72% FY17 FY18 1Q19 Non-Adusted Adjusted 2.90% 3.38% 3.15% 2.84% 3.23% FY17 FY18 1Q19 Non-Adjusted Adjusted NIE / Average AssetsEfficiency Ratio FTE (1) (1) Represents a non-GAAP financial measure. See Appendix for a reconciliation of these measures. (2)Adjusted for Peoples acquisition-related costs and 4Q 2017 deferred tax asset re-measurement charge. See Appendix for a reconciliation to this non-GAAP measure. (3)Includes $2.7 million and $8.0 million of non-recurring Peoples acquisition costs for FY17 and FY18, respectively. $3 (2)(2) (2) (2) (3) (3)

Investments by Asset Class(1) (1Q19) CONSERVATIVE INVESTMENT PORTFOLIO 19 27% 2% 70% 1 % Mortgage Backed Securities - Fixed Rate Mortgage Backed Securities - ARMs Collateralized Mortgage Obligations - Fixed Rate Collateralized Mortgage Obligations - Floating Rate .. 99.9% of portfolio is U.S. agency backed .. Duration contained at 2.7 years .. Other comprehensive income fluctuations minimized by 22% of portfolio in Held-To-Maturity .. Investment portfolio mainly in run-off mode since 4Q13; using cash flows to fund loan growth .. Stable yields helped by limited price premium (1) Excludes FHLB/FRB stock. 12/31/2018 3/31/2019 Book Value Available-for-Sale $810 $761 Held-to-Maturity 235 221 Total Book Value $1,045 $982 Available-for-Sale Unrealized Gains / (Losses) (19) (11) Held-to-Maturity Unrealized Gains / (Losses) (4) (2) Fair Market Value of Portfolio $1,022 $969 Portfolio Yield (spot) 2.38% 2.35% Portfolio Duration 2.9 2.7 Weighted Average Life 3.1 3.0 Portfolio Summary($ in millions)

20 APPENDIX

EXPERIENCED MANAGEMENT TEAM Whitney Bartelli EVP, Chief Marketing Officer and President, Bank Midwest • 25+ years of financial services experience • Core expertise in branding, marketing and communications; SVP, Retail Brand Strategy at Bank of America; Director, Corporate Partnerships and Brand Management at American Century Investments Christopher Randall EVP, Commercial and Specialty Banking • 25+ years of banking experience • Previously Senior Managing Director, Specialty Banking since 2013 • Director and Founder of CoBiz Structured Finance • Executive of Marquette Financial Companies Patrick Sobers EVP, Business and Consumer Banking and President, Community Banks of Colorado • 30+ years of financial services experience • Several leadership positions at Bank of America, including serving as the Southeast Region’s Consumer Banking Executive; as Customer Service and Solutions Executive; as Premier Banking and Investments Regional Executive for Florida and Georgia (now Merrill Lynch Wealth Management); and as Tampa Market President Ruth Stevenson EVP, Chief Client Executive, Deposit Operations Executive and Regional President • 45+ years of financial services experience • Served in a number of roles with Peoples Bank over an 18-year period • Worked in a variety of roles, including President of a community bank, Director of Retail, Director of a mortgage division and Operations Manager for a mortgage division Brendan Zahl EVP, Residential Banking and Market President • 20+ years of banking experience • Progressive leadership growth during 10- year tenure at FirstBank • Retail, Commercial Deposit and Lending Management at Peoples National Bank; served as Peoples National Bank CEO from 2012-2017 21 Tim Laney Chairman, President & CEO (36 years in banking) • Head of Business Services at Regions Financial, where he also led the transformation of wholesale lines of business • Senior management roles in small business, commercial banking, private banking, corporate marketing and change management and Management Operating Committee member at Bank of America; also served as President, Bank of America, Florida Richard Newfield Chief Risk Management Officer (33 years in banking) • Head of Business Services Credit at Regions Financial • Senior roles in risk management, credit, commercial banking, global bank debt and corporate marketing at Bank of America Aldis Birkans Chief Financial Officer (19 years in financial industry) • Senior Vice President, Treasurer at NBHC (7 years) • Vice President, Assistant Treasurer at M&I Bank • Senior Vice President, Corporate and Investment Bank Treasury at Citigroup Zsolt Besskó Chief Administrative Officer & General Counsel (22 years in legal and banking) • Partner with law firm Stinson LLP • Executive Vice President, General Counsel and Secretary at Guaranty Bancorp • Started career at Sullivan & Cromwell LLP

ACCOMPLISHED BOARD OF DIRECTORS 22 NAME TITLE EXPERIENCE Tim Laney Chairman, President and CEO • Former Senior EVP and Head of Business Services of Regions Financial • Former EVP and Management Operating Committee member at Bank of America Ralph Clermont Lead Director / Chairman of the Audit and Risk Committee • Former Managing Partner of the St. Louis office of KPMG LLP Robert Dean Director / Chairman of the Nominating and Governance Committee • Former Senior Managing Director at Ernst & Young Corporate Finance LLC • Former Co-Chair of Gibson, Dunn & Crutcher LLP’s banking practice Fred Joseph Director • Former Banking and Securities Commissioner for the State of Colorado • Former President of the North American Securities Administrators Association Micho Spring Director • Chair of Global Corporate Practice at Weber Shandwick • Former CEO of Boston Telecommunications Company Burney Warren Director / Chairman of the Compensation Committee • Former EVP and Director of Mergers and Acquisitions of BB&T • Former President and Chief Executive Officer of First Federal Savings Bank Art Zeile Director • CEO of DHI Group, Inc. (NYSE: DHX) • Former CEO and Co-Founder of HOSTING, a pioneer in the cloud hosting space

MANAGEMENT & DIRECTORS 23 NBHC MANAGEMENT & DIRECTORS BENEFICIAL OWNERSHIP(1) PERCENT OF CLASS(2) G. Timothy Laney 1,143,709 3.60% Aldis Birkans 42,529 0.14% Richard U. Newfield, Jr. 202,640 0.65% Zsolt K. Besskó 58,513 0.19% Ralph W. Clermont 74,167 0.24% Robert E. Dean 33,997 0.11% Fred J. Joseph 10,830 0.03% Micho F. Spring 48,447 0.16% Burney S. Warren, III 31,533 0.10% Art Zeile 6,321 0.02% All current NBHC management and directors as a group (10 persons) 1,652,686 5.17% Beneficial Ownership (as of 3/31/19) (1) Includes unvested restricted shares for which the director or officer has voting power and shares issuable upon the exercise of options. Does not include unvested performance stock units. (2) Calculated in accordance with Item 403 of Regulation S-K, and based on 30,958,581 shares of Class A common stock outstanding and entitled to vote and 107,786 shares of unvested restricted stock entitled to vote.

31-Mar-19 31-Dec-18 31-Dec-17 Net income 18.9$ 61.5$ 14.6$ Add: impact of core deposit intangible amortization expense, after tax 0.2 1.6 3.3 Net income adjusted for impact of core deposit intangible amortization expense, after tax 19.1$ 63.1$ 17.8$ Average assets 5,711.0$ 5,607.5$ 4,705.2$ Less: average goodwill and core deposit intangible, net of deferred tax asset related to goodwill (117.2) (118.5) (52.9) Average tangible assets (non-GAAP) 5,593.8$ 5,489.0$ 4,652.3$ Average shareholders' equity 707.8$ 662.4$ 546.7$ Less: average goodwill and core deposit intangible, net of deferred tax asset related to goodwill (117.2) (118.5)$ (52.9) Average tangible common equity (non-GAAP) 590.6$ 543.9$ 493.8$ Return on average assets 1.34% 1.10% 0.31% Return on average tangible assets (non-GAAP) 1.39% 1.15% 0.38% Return on average equity 10.84% 9.28% 2.67% Return on average tangible common equity (non-GAAP) 13.15% 11.60% 3.61% Fully Taxable Equivalent Yield on Earning Assets and Net Interest Margin: 31-Mar-19 31-Dec-18 31-Dec-17 Interest income 59.4$ 221.4$ 164.4$ Add: impact of taxable equivalent adjustment 1.2 4.5 5.9 Interest income, fully taxable equivalent (non-GAAP) 60.6$ 225.9$ 170.3$ Net interest income 51.2$ 197.4$ 146.3$ Add: impact of taxable equivalent adjustment 1.2 4.5 5.9 Net interest income, fully taxable equivalent (non-GAAP) 52.4$ 201.9$ 152.2$ Average earning assets 5,247.3$ 5,131.7$ 4,353.3$ Yield on earning assets 4.59% 4.31% 3.78% Yield on earning assets, fully taxable equivalent (non-GAAP) 4.69% 4.40% 3.91% Net interest margin 3.95% 3.85% 3.36% Net interest margin, fully taxable equivalent (non-GAAP) 4.05% 3.93% 3.50% As of and for the years ended As of and for the three months ended As of and for the three months ended As of and for the years ended RECONCILIATION OF NON-GAAP MEASURES 24 ($ in millions, except per share)

31-Mar-19 31-Dec-18 31-Dec-17 Adjustments to net income: Net income 18.9$ 61.5$ 14.6$ Adjustments (1) - 6.3 20.4 Adjusted net income (non-GAAP) 18.9$ 67.8$ 35.0$ Adjustments to earnings per share: Earnings per share - diluted 0.60$ 1.95$ 0.53$ Adjustments - 0.21 0.73 Adjusted earnings per share - diluted (non-GAAP)(1) 0.60$ 2.16$ 1.26$ Adjustments to return on average tangible assets: Adjusted net income (non-GAAP) 18.9$ 67.8$ 35.0$ Add: impact of core deposit intangible amortization expense, after tax 0.2 1.6 3.3 Net income adjusted for impact of core deposit intangible amortization expense, after tax 19.1 69.4 38.3 Average tangible assets (non-GAAP) 5,593.8 5,489.0 4,652.3 Adjusted return on average tangible assets (non-GAAP) 1.39% 1.26% 0.82% Adjustments to return on average tangible common equity: Net income adjusted for impact of core deposit intangible amortization expense, after tax 19.1$ 69.4$ 38.3$ Average tangible common equity (non-GAAP) 590.6 543.9 493.8 Adjusted return on average tangible common equity (non-GAAP) 13.15% 12.76% 7.75% (1) Adjustments: Non-interest expense adjustments: Non-recurring Peoples acquisition-related expenses -$ 8.0$ 2.7$ Tax reform bonuses* - - 0.5 Total pre-tax adjustments (non-GAAP) - 8.0 3.2 Collective tax expense impact - (1.7) (1.2) Deferred tax asset re-measurement - - 18.5 Adjustments (non-GAAP) -$ 6.3$ 20.4$ As of and for the years ended As of and for the three months ended RECONCILIATION OF NON-GAAP MEASURES (cont’d) 25 *Represents a special $1,000 bonus payment to 491 associates made in connection with the Tax Cuts and Jobs Act enacted in 2017. Adjusted Financial Results (cont’d) ($ in millions, except per share)

31-Mar-19 31-Dec-18 31-Dec-17 Net interest income 51.2$ 197.4$ 146.3$ Add: impact of taxable equiv alent adjustment 1.2 4.5 5.9 Net interest income, FTE (non-GAAP) 52.4$ 201.9$ 152.2$ Non-interest income 17.1$ 70.8$ 39.2$ Non-interest expense 44.4$ 189.3$ 136.7$ Less: core deposit intangible asset amortization (0.3) (2.1) (5.3) Non-interest expense, adjusted for core deposit intangible asset amortization 44.1$ 187.2$ 131.4$ Non-interest expense, adjusted for core deposit intangible asset amortization 44.1$ 187.2$ 131.4$ Non-recurring Peoples acquisition-related expenses - (8.0) (2.7) Tax reform bonuses* - - (0.5) Adjusted non-interest expense (non-GAAP) 44.1$ 179.2$ 128.2$ Efficiency ratio 64.64% 69.78% 70.80% Efficiency ratio FTE (non-GAAP) 63.50% 68.64% 68.63% Adjusted efficiency ratio FTE (non-GAAP) 63.50% 65.72% 66.97% Non-interest expense 44.4$ 189.3$ 136.7$ Adjustments (non-GAAP)(1) - 8.0 3.2 Adjusted non-interest expense (non-GAAP) 44.4 181.3 133.5 Non-interest expense to av erage assets, adjusted (non-GAAP) 3.15% 3.23% 2.84% As of and for the years ended As of and for the three months ended RECONCILIATION OF NON-GAAP MEASURES (cont’d) 26 *Represents a special $1,000 bonus payment to 491 associates made in connection with the Tax Cuts and Jobs Act enacted in 2017. Adjusted Financial Results (cont’d) ($ in millions, except per share)